OIL AND NATURAL GAS SALES	12 Months Ended
Dec. 31, 2015
OIL AND NATURAL GAS SALES
OIL AND NATURAL GAS SALES

9) OIL AND NATURAL GAS SALES

($ thousands)	2015	2014	2013

Oil and natural gas sales	$1,052,382	$1,849,312	$1,616,798
Royalties(1)	(167,990)	(323,118)	(264,326)

Oil and natural gas sales, net of royalties	$884,392	$1,526,194	$1,352,472

(1)	Royalties above do not include production taxes which are reported separately on the Consolidated Statements of Income/(Loss).